UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2018

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On December 6, 2018, The Board of Directors of RespireRx Pharmaceuticals Inc. (the “Company”) approved the issuance of convertible promissory notes (each a “Note” and together, the “Notes”), for up to, in the aggregate, no more than $150,000 of principal amount, as well as associated warrants (each a “Warrant” and together, the “Warrants”). On December 6, 2018 and on December 7, 2018, two significant stockholders of the Company (each, a “Lender” and together, the “Lenders”), loaned the Company $45,000 and $10,000, respectively, each in return for a Note and a related Warrant. The proceeds of the loans will be used for general corporate purposes.

Each Note will be payable on February 28, 2019, and bear interest at a rate equal to 10% per annum, with any accrued but unpaid interest added to the principal amount at the end of each year that the balance is outstanding.

Each Warrant is a common stock purchase warrant, to purchase up to 45,000 and 10,000 shares, respectively, of the Company’s common stock, par value $0.001, from the date of issuance until December 30, 2023, at an exercise price of $1.50 per share of common stock.

Each Lender has the right, but not the obligation, to convert any outstanding principal and accrued interest in connection with the Note into the first closing of the next board-approved, exempt private offering of the Company’s securities. Upon such exchange, the Notes would be deemed repaid and terminated, and each Lender would be entitled to retain any associated Warrants.

This description of the Notes, including the Warrants, does not purport to be complete and is qualified in its entirety by reference to the form of Note (including the Form of Warrant attached as Exhibit A thereto), which is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1*	Form of Convertible Promissory Note (including the Form of Warrant).

* filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2018	RESPIRERX PHARMACEUTICALS INC.
(Registrant)

	By:	/s/ Jeff E. Margolis
Jeff E. Margolis
SVP, CFO, Secretary and Treasurer